Exhibit 99.1
SunGard Data Systems Inc.
Consolidated Statements of Operations
(in millions)

	Three Months Ended December 31, 2009
	As Originally
	Reported	Adjustment	As Adjusted
Revenue:
Services	$1,274	$—	$1,274
License and resale fees	148	—	148

Total products and services	1,422	—	1,422
Reimbursed expenses	45	—	45

	1,467	—	1,467

Costs and expenses:
Cost of sales and direct operating	671	—	671
Sales, marketing and administration	320	—	320
Product development	77	—	77
Depreciation and amortization	76	—	76
Amortization of acquisition-related intangible assets	136	—	136
Goodwill impairment charge and merger costs	1,129	—	1,129

	2,409	—	2,409

Income (loss) from operations	(942)	—	(942)
Interest income	1	—	1
Interest expense and amortization of deferred financing fees	(166)	—	(166)
Other income (expense)	9	—	9

Loss before income taxes	(1,098)	—	(1,098)
Benefit from (provision for) income taxes	9	52	61

Net loss	$(1,089)	$52	$(1,037)

SunGard Data Systems Inc.
Consolidated Statements of Operations
(in millions)

	Twelve Months Ended December 31, 2009
	As Originally
	Reported	Adjustment	As Adjusted
Revenue:
Services	$4,961	$—	$4,961
License and resale fees	384	—	384

Total products and services	5,345	—	5,345
Reimbursed expenses	163	—	163

	5,508	—	5,508

Costs and expenses:
Cost of sales and direct operating	2,709	—	2,709
Sales, marketing and administration	1,112	—	1,112
Product development	302	—	302
Depreciation and amortization	291	—	291
Amortization of acquisition-related intangible assets	540	—	540
Goodwill impairment charge and merger costs	1,130	—	1,130

	6,084	—	6,084

Income (loss) from operations	(576)	—	(576)
Interest income	7	—	7
Interest expense and amortization of deferred financing fees	(637)	—	(637)
Other income (expense)	15	—	15

Loss before income taxes	(1,191)	—	(1,191)
Benefit from (provision for) income taxes	21	52	73

Net loss	$(1,170)	$52	$(1,118)

See Notes to Consolidated Condensed Financial Information.

SunGard Data Systems Inc.
Consolidated Condensed Balance Sheets
(in millions)

	December 31, 2009
	As Originally
	Reported	Adjustment	As Adjusted
Assets:
Current:
Cash and cash equivalents	$664	$—	$664
Accounts receivable, net	1,136	—	1,136
Clearing broker assets	332	—	332
Prepaid expenses and other current assets	211	—	211

Total current assets	2,343	—	2,343
Property and equipment, net	925	—	925
Software products, net	1,020	—	1,020
Customer base, net	2,294	—	2,294
Other assets, net	1,220	—	1,220
Goodwill	6,178	—	6,178

Total Assets	$13,980	$—	$13,980

Liabilities and Stockholder’s Equity:
Current:
Short-term and current portion of long-term debt	$64	$—	$64
Accounts payable and accrued expenses	950	—	950
Clearing broker liabilities	294	—	294
Deferred revenue	1,040	—	1,040

Total current liabilities	2,348	—	2,348
Long-term debt	8,251	—	8,251
Deferred income taxes	1,366	(52)	1,314

Total liabilities	11,965	(52)	11,913
Stockholder’s equity	2,015	52	2,067

Total Liabilities and Stockholder’s Equity	$13,980	$—	$13,980

See Notes to Consolidated Condensed Financial Information.

SunGard Data Systems Inc.
Notes to Consolidated Condensed Financial Information
Note 1. Reconciliation of Net Income (Loss) to EBITDA and Reconciliation of EBITDA to Adjusted EBITDA
EBITDA represents net income (loss) before interest expense, income taxes, depreciation and amortization and goodwill impairment. Adjusted EBITDA is defined as EBITDA further adjusted to give effect to certain items that are required in calculating covenant compliance under our senior and senior subordinated notes as well as under our senior secured credit facilities, which were entered into in August 2005 and our senior notes entered into in September 2008. Adjusted EBITDA is calculated by subtracting from or adding to EBITDA items of income or expense described below. EBITDA and Adjusted EBITDA are not recognized terms under generally accepted accounting principles (GAAP). EBITDA and Adjusted EBITDA do not represent net income (loss), as that term is defined under GAAP, and should not be considered as an alternative to net income (loss) as an indicator of our operating performance. Additionally, EBITDA and Adjusted EBITDA are not intended to be measures of free cash flow available for management or discretionary use as such measures do not consider certain cash requirements such as capital expenditures (including capitalized software expense), tax payments and debt service requirements. SunGard considers EBITDA and Adjusted EBITDA to be key indicators of our ability to pay our debt. EBITDA and Adjusted EBITDA as presented herein are not necessarily comparable to similarly titled measures. The following is a reconciliation of EBITDA and Adjusted EBITDA to net income (loss), the GAAP measure we believe to be most directly comparable to EBITDA and Adjusted EBITDA. Further information regarding this reconciliation is included in our periodic filings with the U.S. Securities and Exchange Commission.

	Three Months Ended December 31, 2009
	As Originally
(in millions)	Reported	Adjustment	As Adjusted
Net loss	$(1,089)	$52	$(1,037)
Interest expense, net	165	—	165
Income tax (benefit) expense	(9)	(52)	(61)
Depreciation and amortization	212	—	212
Goodwill impairment charge	1,126	—	1,126

EBITDA	405	—	405

Purchase accounting adjustments	4	—	4
Non-cash charges	11	—	11
Restructuring and other charges	21	—	21

Adjusted EBITDA — senior secured credit facilities	441		441

Loss on sale of receivables	—	—	—

Adjusted EBITDA — senior notes due 2013 and 2015 and senior subordinated notes due 2015	$441	$—	$441

	Twelve Months Ended December 31, 2009
	As Originally
(in millions)	Reported	Adjustment	As Adjusted
Net loss	$(1,170)	$52	$(1,118)
Interest expense, net	630	—	630
Income tax expense (benefit)	(21)	(52)	(73)
Depreciation and amortization	831	—	831
Goodwill impairment charge	1,126	—	1,126

EBITDA	1,396	—	1,396

Purchase accounting adjustments	17	—	17
Non-cash charges	36	—	36
Restructuring and other charges	42	—	42
Pro forma expense savings related to acquisitions	3	—	3
Other	5	—	5

Adjusted EBITDA — senior secured credit facilities	1,499		1,499

Loss on sale of receivables	—	—	—

Adjusted EBITDA — senior notes due 2013 and 2015 and senior subordinated notes due 2015	$1,499	$—	$1,499

SunGard Data Systems Inc.
Notes to Consolidated Condensed Financial Information
Note 2. Reconciliation of Income from Operations to Adjusted Income from Operations
Adjusted income from operations represents income from operations adjusted for goodwill impairment charges, amortization of acquisition-related intangible assets, merger costs, purchase accounting adjustments for deferred revenue, stock-based compensation expense and management fee expense. Adjusted income from operations is not a recognized term under generally accepted accounting principles (GAAP). Adjusted income from operations does not represent income from operations, as that term is defined under GAAP, and should not be considered as an alternative to income from operations as an indicator of our operating performance. We have included information concerning adjusted income from operations because we use such information when evaluating income from operations to better evaluate the underlying performance of the Company. Adjusted income from operations as presented herein is not necessarily comparable to similarly titled measures. The following is a reconciliation between adjusted income from operations and income from operations, the GAAP measure we believe to be most directly comparable to adjusted income from operations.

	Three Months Ended December 31, 2009
	As Originally
(in millions)	Reported	Adjustment	As Adjusted
Income (loss) from operations	$(942)	$—	$(942)

Amortization of acquisition-related intangible assets	136	—	136
Goodwill impairment charge	1,126	—	1,126
Merger costs	3	—	3
Purchase accounting adjustments	4	—	4
Stock-based compensation and other costs	15	—	15

Adjusted income from operations	$342	$—	$342

	Twelve Months Ended December 31, 2009
	As Originally
(in millions)	Reported	Adjustment	As Adjusted
Income (loss) from operations	$(576)	$—	$(576)

Amortization of acquisition-related intangible assets	540	—	540
Goodwill impairment charge	1,126	—	1,126
Merger costs	4	—	4
Purchase accounting adjustments	17	—	17
Stock-based compensation and other costs	48	—	48

Adjusted income from operations	$1,159	$—	$1,159

SunGard Data Systems Inc.
Notes to Consolidated Condensed Financial Information
Note 3. Impact of Broker/Dealer on Organic Revenue Growth
The Company defines organic revenue as revenue from businesses owned for at least one year and excluding revenue from businesses sold in the previous twelve months further adjusted to remove the impact of changes in currency exchange rates. When assessing its financial results, the Company focuses on organic revenue because reported revenue is affected by the timing and magnitude of acquisitions, dispositions and currency. Beginning in 2007, the Company began to experience significant revenue growth in one of our trading systems businesses, a broker/dealer business with inherently lower margins than the rest of the financial systems business, and whose revenue is a function of market volatility and customer mix. Reported revenue and organic revenue growth with and without the broker/dealer business for the total Company and Financial Systems for 2008 and 2009 follows:

	Twelve Months Ended December 31, 2009
	As Originally
	Reported	Adjustment	As Adjusted
Revenue growth as reported:
Total SunGard	-2%	—	-2%
Financial Systems	—%	—	—%

Organic revenue growth:
Total SunGard	-3%	—	-3%
Financial Systems	-5%	—	-5%

Organic revenue growth without broker/dealer business:
Total SunGard	-3%	—	-3%
Financial Systems	-6%	—	-6%